UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period :	January 1, 2013 — December 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|13

Annual report

Putnam VT American Government Income Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

As 2014 gets under way, signs point to a more widespread economic recovery around the world. We are encouraged by the improvement that the larger developed economies are showing in key areas such as unemployment, housing, and manufacturing.

Some storm clouds also have cleared. It is no longer a guessing game as to when the U.S. Federal Reserve will begin reducing its stimulative bond-buying program. And the looming threat of another federal government shutdown is easing. Moreover, the embattled 17-nation eurozone, which just a year ago appeared to teeter on the verge of financial collapse, seems to be emerging from recession. At the same time, Japan is pursuing structural policies seeking to reverse its deflationary spiral, while China is working toward instituting important domestic reforms to support sustainable growth.

In 2013, U.S. stocks, as measured by the S&P 500 Index, soared more than 30%, posting their best year since 1997. Equities may continue to benefit from better business conditions, but it is worth remembering that advances of such magnitude are rare. For fixed-income investors, rising Treasury yields may continue to pose a challenge requiring a different set of strategies than those that were common during the years of falling rates.

To help you pursue your financial goals in this environment, Putnam offers fresh thinking and a commitment to fundamental research, active investing, and risk management strategies. Your financial advisor also can help guide you toward your investment goals, while taking into account your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Performance summary (as of 12/31/13)

Investment objective

High current income with preservation of capital as its secondary objective

Net asset value December 31, 2013

Class IA: $10.01	Class IB: $9.97

Total return at net asset value

			Barclays
			Government
(as of 12/31/13)	Class IA shares*	Class IB shares*	Bond Index

1 year	–0.19%	–0.48%	-2.60%

5 years	39.59	37.74	11.80
Annualized	6.90	6.61	2.26

10 years	64.97	60.79	50.07
Annualized	5.13	4.86	4.14

Life	119.39	112.10	107.68
Annualized	5.81	5.55	5.39

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 2000.

Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Credit quality

Aaa	77.3%

Cash and net other assets	22.7%

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Putnam VT American Government Income Fund 1

Report from your fund’s manager

What was the market environment like for government securities during the 12 months ended December 31, 2013?

After many months of relative calm, the market backdrop changed considerably in May, as positive economic data prompted investors to begin debating when the Federal Reserve would begin scaling back its stimulative bond-buying program. These discussions intensified in June, when Fed Chairman Ben Bernanke announced that the central bank could begin reducing its stimulus program later in 2013 and end it by mid-2014, sooner than investors expected. Market participants reacted to this potential change in Fed monetary policy by selling bonds across all market sectors, driving rates higher and yield spreads wider.

After spiking in June, interest rates remained elevated until mid-September, due to uncertainty about when the Fed would actually start the process of trimming its bond purchases. However, seeing a more uneven economic climate than it expected, including a weak September employment report along with the potential for fiscal discord in Washington, the Fed decided at its mid-September policy meeting to keep its $85-billion-a-month bond-buying program in place. This announcement surprised investors, causing bonds to rally, rates to decline, and spreads to tighten. The rally was further fueled in October when President Obama signed a short-term bill that raised the U.S. debt ceiling and funded the government through mid-January 2014, to end the partial government shutdown.

At its December policy meeting, the Fed announced the first reduction in its bond-buying program, which was somewhat earlier than investors were anticipating. The central bank agreed to reduce its purchases by $10 billion per month beginning in January 2014, citing improving labor-market conditions as its rationale. Bond yields spiked on the news, with the yield on the benchmark 10-year U.S. Treasury reaching 3.03% by year-end.

For the year, intermediate-term U.S. Treasuries and other government securities posted modestly negative returns but performed slightly better than the broad investment-grade fixed-income market. Longer-dated government bonds, with their greater interest-rate sensitivity, trailed the broad market.

What strategies helped the fund’s relative performance during the past year?

The fund outperformed its benchmark, the Barclays Government Bond Index, for the fiscal year. Our prepayment strategies, which we implemented with securities such as interest-only collateralized mortgage obligations [IO CMOs], were the biggest contributors to performance versus the benchmark. Generally speaking, it was a positive environment for prepayment-sensitive securities, such as IO CMOs, particularly during the period’s second half. During that time, higher interest rates reduced the likelihood that the mortgages underlying our CMO holdings would be refinanced, which helped boost the securities’ values.

Our duration and yield-curve positioning also aided the fund’s relative performance. Throughout the period, we sought to limit the fund’s interest-rate risk by maintaining a duration that was shorter than that of the benchmark, while also positioning the portfolio for a steeper yield curve. This positioning proved beneficial when rates rose in January, May, and June. Our defensive term-structure strategy also worked well in December, as the Fed’s announcement that it would begin tapering its bond buying caused rates in the 5- to- 7-year portion of the curve to rise.

How would you characterize the mortgage market at the end of 2013?

In our view, the mortgage market is in much better shape than it was a few years ago. Against the backdrop of an improving U.S. economy, mortgage rates, although higher than they were during the first half of 2013, were still at historically low levels at the end of the year. Given recent improvement in the U.S. employment level, coupled with normal population growth, domestic home vacancy rates have dropped substantially. On an aggregate basis, the U.S. home-price growth rate has increased sharply, driven by rising consumer demand along with demand from private equity firms looking to buy distressed residential properties and convert them into rental units. From a strategic standpoint, we believe these factors are likely to place additional upward pressure on interest rates, which we expect to translate into a slower pace of mortgage refinancing. Consequently, we’re seeking to capitalize on this anticipated trend by increasing the fund’s allocation to IO CMOs.

How did you use derivatives during the period?

We used interest-rate swaps and “swaptions” — the latter of which gives us the option to enter into a swap contract — to hedge the interest-rate and prepayment risks associated with our mortgage pass-through and IO CMO holdings. We also utilized total return swaps as a hedging tool and to help manage the fund’s sector exposure.

What is your outlook for the months ahead?

As 2014 begins, we are focused on several key risks. First, the Fed is faced with a delicate balancing act as it seeks to communicate about further reductions in its bond-buying program without destabilizing the financial markets or the U.S. economy. This will bear watching as economic data unfold in the months ahead.

Second, the Fed believes the non-accelerating inflation of unemployment rate [NAIRU] — the rate to which unemployment can fall without triggering wage inflation — is around 5.6%. However, our research suggests, and some institutions also have the opinion, that the NAIRU may be significantly higher than this, primarily because of various structural problems hampering the labor participation rate. Generally speaking, investors believe wage inflation could become problematic at higher levels of unemployment. As the unemployment rate moves downward, if wage inflation develops earlier than the Fed is anticipating, we could see the central bank reducing its stimulus efforts at a faster pace than the markets are currently forecasting.

Lastly, it is possible that economic growth in 2014 could be stronger than forecast, particularly during the second half of the year. If that occurs, real interest rates — prevailing interest rates minus the rate

2 Putnam VT American Government Income Fund

of inflation — which have been negative since 2008, could significantly rise. That said, we don’t believe rates are likely to rise so quickly that the shift will adversely affect the economy.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He joined Putnam in 1997 and has been in the investment industry since 1989.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

A word about derivatives

Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position. Derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. Because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Putnam VT American Government Income Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2013, to December 31, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/13		for the 6 months ended 12/31/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.20	$4.46	$3.21	$4.48

Ending value
(after expenses)	$1,013.20	$1,011.20	$1,022.03	$1,020.77

Annualized
expense ratio†	0.63%	0.88%	0.63%	0.88%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

A note about your fund’s auditor

During your fund’s fiscal year, between July 18, 2013 and December 16, 2013, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules, which require an auditor to be independent for the entire year under audit. Your fund has been informed by PwC that this investment was no longer held by the plans as of December 16, 2013. During the period between the acquisition noted above and the disposition of the investment, none of the member firm’s personnel was on the PwC audit team for your fund, and none of the members of the audit team participated in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

4 Putnam VT American Government Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT American Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT American Government Income Fund (the “fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2014

Putnam VT American Government Income Fund 5

The fund’s portfolio 12/31/13

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (31.1%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (9.4%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from April 15, 2028
to July 20, 2036	$116,642	$131,744
6s, with due dates from April 15, 2028
to November 20, 2038	354,316	393,158
5 1/2s, April 20, 2038	540,332	595,420
5s, TBA, January 1, 2044	1,000,000	1,083,905
4 1/2s, TBA, January 1, 2044	1,000,000	1,068,750
4s, TBA, January 1, 2044	5,000,000	5,203,125

		8,476,102
U.S. Government Agency Mortgage Obligations (21.7%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030
to July 1, 2031	52,102	61,302
7s, with due dates from November 1, 2026 to
May 1, 2032	406,863	467,955
5 1/2s, December 1, 2033	43,096	47,295

Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030
to November 1, 2030	31,481	36,776
7s, with due dates from December 1, 2028
to December 1, 2035	682,162	781,437
6 1/2s, September 1, 2036	19,257	21,413
6s, January 1, 2038	504,415	558,640
5 1/2s, TBA, January 1, 2044	1,000,000	1,100,234
5s, February 1, 2039	55,561	60,330
4 1/2s, April 1, 2041	129,734	137,605
4s, with due dates from June 1, 2042 to
November 1, 2042	9,130,246	9,311,425
4s, TBA, January 1, 2044	4,000,000	4,121,875
3 1/2s, TBA, January 1, 2044	2,000,000	1,988,438
3s, TBA, January 1, 2044	1,000,000	950,313

		19,645,038
Total U.S. government and agency mortgage
obligations (cost $28,783,045)		$28,121,140

U.S. TREASURY OBLIGATIONS (32.2%)*	Principal amount	Value

U.S. Treasury Bonds
6 1/4s, August 15, 2023	$990,000	$1,271,699
4 1/2s, August 15, 2039 #	7,201,000	7,982,421

U.S. Treasury Notes
0 5/8s, May 31, 2017	8,927,000	8,810,530
0 1/4s, August 31, 2014	11,010,000	11,019,390
0 1/4s, May 31, 2014	3,000	3,002

Total U.S. treasury Obligations (cost $29,871,539)		$29,087,042

MORTGAGE-BACKED SECURITIES (30.7%)*	Principal amount	Value

Agency collateralized mortgage obligations (30.7%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 25.123s, 2037	$72,397	$104,471
IFB Ser. 2979, Class AS, 23.662s, 2034	27,437	35,119
IFB Ser. 3072, Class SM, 23.186s, 2035	88,179	125,143
IFB Ser. 3072, Class SB, 23.039s, 2035	71,872	101,279
IFB Ser. 3065, Class DC, 19.36s, 2035	366,864	515,929
IFB Ser. 2990, Class LB, 16.52s, 2034	97,835	127,900
IFB Ser. 4105, Class HS, IO, 6.433s, 2042	740,085	180,803

MORTGAGE-BACKED SECURITIES (30.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corp.
IFB Ser. 3232, Class KS, IO, 6.133s, 2036	$500,540	$56,936
IFB Ser. 4136, Class ES, IO, 6.083s, 2042	742,660	137,674
IFB Ser. 4112, Class SC, IO, 5.983s, 2042	1,938,074	353,698
IFB Ser. 4105, Class LS, IO, 5.983s, 2041	316,153	60,821
IFB Ser. 4240, Class SA, IO, 5.833s, 2043	514,418	115,641
IFB Ser. 311, Class S1, IO, 5.783s, 2043	2,338,483	496,935
IFB Ser. 4012, Class SM, IO, 5.783s, 2042	528,781	101,129
IFB Ser. 315, Class S1, IO, 5.753s, 2043	586,873	131,295
IFB Ser. 3852, Class SG, 4.863s, 2041	702,533	647,658
Ser. 4122, Class TI, IO, 4 1/2s, 2042	831,991	180,875
Ser. 4018, Class DI, IO, 4 1/2s, 2041	1,237,712	232,343
Ser. 3747, Class HI, IO, 4 1/2s, 2037	78,647	9,005
Ser. 4116, Class MI, IO, 4s, 2042	1,657,242	355,644
Ser. 4019, Class JI, IO, 4s, 2041	1,351,470	258,671
Ser. 4122, Class AI, IO, 3 1/2s, 2042	1,080,939	164,843
Ser. 304, IO, 3 1/2s, 2027	1,403,075	174,248
Ser. 304, Class C37, IO, 3 1/2s, 2027	1,037,684	130,343
Ser. 4141, Class PI, IO, 3s, 2042	884,474	125,631
Ser. 4158, Class TI, IO, 3s, 2042	2,260,916	309,904
Ser. 4165, Class TI, IO, 3s, 2042	2,392,828	337,628
Ser. 4171, Class NI, IO, 3s, 2042	1,400,568	194,819
Ser. 4183, Class MI, IO, 3s, 2042	735,291	103,014
Ser. 3835, Class FO, PO, zero %, 2041	1,849,599	1,496,806
Ser. 3391, PO, zero %, 2037	19,992	16,404
Ser. 3300, PO, zero %, 2037	11,311	10,071
FRB Ser. 3326, Class WF, zero %, 2035	2,231	1,908

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.912s, 2036	68,967	128,411
IFB Ser. 06-8, Class HP, 23.963s, 2036	92,685	140,840
IFB Ser. 05-45, Class DA, 23.816s, 2035	138,625	205,636
IFB Ser. 07-53, Class SP, 23.596s, 2037	104,569	152,395
IFB Ser. 08-24, Class SP, 22.68s, 2038	513,213	751,846
IFB Ser. 05-122, Class SE, 22.524s, 2035	138,953	199,484
IFB Ser. 05-75, Class GS, 19.756s, 2035	95,645	126,590
IFB Ser. 05-106, Class JC, 19.614s, 2035	108,288	156,432
IFB Ser. 05-83, Class QP, 16.966s, 2034	44,414	57,300
IFB Ser. 11-4, Class CS, 12.571s, 2040	276,013	321,571
IFB Ser. 12-96, Class PS, IO, 6.535s, 2041	729,425	148,321
IFB Ser. 11-27, Class AS, IO, 6.315s, 2041	630,799	117,587
IFB Ser. 12-132, Class SB, IO, 6.035s, 2042	1,373,730	227,091
IFB Ser. 13-19, Class DS, IO, 6.035s, 2041	1,289,730	239,860
Ser. 06-10, Class GC, 6s, 2034	453,754	467,367
IFB Ser. 13-59, Class SC, IO, 5.985s, 2043	929,915	209,522
IFB Ser. 13-101, Class AS, IO, 5.785s, 2043	1,153,182	254,738
IFB Ser. 13-103, Class SK, IO, 5.755s, 2043	339,732	75,997
IFB Ser. 13-102, Class SH, IO, 5.735s, 2043	918,336	194,136
IFB Ser. 13-136, Class SA, IO, 5.68s, 2044	2,684,000	546,784
Ser. 409, Class 82, IO, 4 1/2s, 2040	767,760	157,420
Ser. 418, Class C24, IO, 4s, 2043	702,484	169,310
Ser. 12-96, Class PI, IO, 4s, 2041	760,755	137,202
Ser. 409, Class C16, IO, 4s, 2040	1,084,769	229,589
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,439,420	334,103
Ser. 12-124, Class JI, IO, 3 1/2s, 2042	528,265	85,906
Ser. 417, Class C19, IO, 3 1/2s, 2033	1,249,405	189,335
Ser. 13-55, Class IK, IO, 3s, 2043	750,874	109,357
Ser. 12-145, Class TI, IO, 3s, 2042	894,143	105,866
Ser. 13-35, Class IP, IO, 3s, 2042	909,228	109,285
Ser. 13-55, Class PI, IO, 3s, 2042	1,397,939	183,479
Ser. 13-53, Class JI, IO, 3s, 2041	930,598	132,610
Ser. 13-23, Class PI, IO, 3s, 2041	1,070,816	118,764

6 Putnam VT American Government Income Fund

MORTGAGE-BACKED SECURITIES (30.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 13-30, Class IP, IO, 3s, 2041	$1,521,384	$168,022
Ser. 13-23, Class LI, IO, 3s, 2041	859,313	94,103
FRB Ser. 03-W8, Class 3F2, 0.515s, 2042	8,200	8,014
FRB Ser. 07-95, Class A3, 0.415s, 2036	1,868,618	1,775,187
Ser. 08-53, Class DO, PO, zero %, 2038	99,287	77,748
Ser. 07-44, Class CO, PO, zero %, 2037	39,974	33,439
Ser. 1988-12, Class B, zero %, 2018	1,173	1,114

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.772s, 2041	620,663	933,956
IFB Ser. 10-158, Class SD, 14 1/2s, 2040	209,000	238,496
IFB Ser. 11-70, Class WS, 9.366s, 2040	360,000	332,233
IFB Ser. 11-72, Class SE, 7.187s, 2041	1,341,000	1,233,685
IFB Ser. 11-81, Class SB, IO, 6.538s, 2036	1,119,883	195,274
IFB Ser. 11-61, Class CS, IO, 6.513s, 2035	356,883	52,640
Ser. 10-9, Class XD, IO, 6.433s, 2040	2,838,588	509,725
IFB Ser. 10-85, Class SE, IO, 6.383s, 2040	426,559	77,173
IFB Ser. 13-27, Class SW, IO, 6.333s, 2040	488,837	87,189
IFB Ser. 12-149, Class LS, IO, 6.083s, 2042	415,238	68,871
IFB Ser. 10-20, Class SE, IO, 6.083s, 2040	2,212,396	380,090
IFB Ser. 10-26, Class QS, IO, 6.083s, 2040	1,985,781	367,369
IFB Ser. 13-87, Class AS, IO, 6.033s, 2043	315,731	53,675
IFB Ser. 13-122, Class DS, IO, 5.983s, 2043	385,867	62,367
IFB Ser. 13-165, Class LS, IO, 5.983s, 2043	456,135	83,108
IFB Ser. 13-99, Class SL, IO, 5.983s, 2043	656,709	114,543
IFB Ser. 10-20, Class SC, IO, 5.983s, 2040	2,096,185	363,919
Ser. 13-149, Class MS, IO, 5.933s, 2039	948,649	151,186
IFB Ser. 13-129, Class SA, IO, 5.933s, 2043	382,158	61,642
IFB Ser. 13-134, Class DS, IO, 5.933s, 2043	867,125	141,853
IFB Ser. 11-146, Class AS, IO, 5.933s, 2041	607,869	119,674
IFB Ser. 10-115, Class TS, IO, 5.933s, 2038	1,178,463	172,503
IFB Ser. 12-34, Class SA, IO, 5.883s, 2042	915,459	187,733
IFB Ser. 11-128, Class TS, IO, 5.883s, 2041	421,927	86,284
IFB Ser. 10-120, Class SA, IO, 5.883s, 2040	1,199,345	209,837
IFB Ser. 10-89, Class SD, IO, 5.763s, 2040	614,827	103,753
IFB Ser. 11-70, Class SN, IO, 5.733s, 2041	259,000	62,971
IFB Ser. 10-31, Class SA, IO, 5.583s, 2040	774,495	127,559
IFB Ser. 10-42, Class SK, IO, 5.503s, 2040	574,824	85,534
Ser. 13-3, Class IT, IO, 5s, 2043	676,775	153,053
Ser. 13-6, Class OI, IO, 5s, 2043	536,842	113,306
Ser. 13-16, Class IB, IO, 5s, 2040	949,879	116,549
Ser. 10-35, Class UI, IO, 5s, 2040	1,300,501	292,894
Ser. 10-9, Class UI, IO, 5s, 2040	3,641,553	808,500
Ser. 09-121, Class UI, IO, 5s, 2039	1,433,383	312,262
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	807,585	173,598
Ser. 12-129, Class IO, IO, 4 1/2s, 2042	1,077,554	246,469
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	863,667	160,901
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	1,560,461	335,313
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	1,768,716	388,851
Ser. 11-81, Class PI, IO, 4 1/2s, 2037	716,975	88,640
Ser. 13-165, Class IL, IO, 4s, 2043	421,580	75,294
Ser. 12-56, Class IB, IO, 4s, 2042	1,481,476	341,180
Ser. 12-47, Class CI, IO, 4s, 2042	658,415	151,571
Ser. 10-116, Class QI, IO, 4s, 2034	851,565	67,108
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	1,079,257	184,143
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	791,482	129,043
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	699,495	123,111
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	817,523	131,703
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	815,716	115,486
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	804,872	144,652

MORTGAGE-BACKED SECURITIES (30.7%)* cont.		Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-151, Class KO, PO, zero %, 2037		$107,025	$90,410
Ser. 06-36, Class OD, PO, zero %, 2036		5,041	4,374

			27,749,602

Total mortgage-backed securities (cost $26,138,674)			$27,749,602

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.79625/3 month
USD-LIBOR-BBA/May-24	May-14/2.79625	$4,487,700	$15,752

Total purchased swap options outstanding (cost $50,935)			$15,752

SHORT-TERM INVESTMENTS (22.9%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.04% L		14,796,396	$14,796,396

Interest in $227,891,000 joint tri-party repurchase
agreement dated 12/31/13 with Merrill Lynch, Pierce,
Fenner and Smith Inc. due 1/2/14 — maturity value
of $4,436,001 for an effective yield of 0.005%
(collateralized by various mortgage backed
securities with coupon rates ranging from 0.888%
to 11.5% and due dates ranging from 01/01/14
to 09/01/47, valued at $232,448,820)		$4,436,000	4,436,000

U.S. Treasury Bills with effective yields ranging
from 0.11% to 0.13%, November 13, 2014 # §		408,000	407,643

U.S. Treasury Bills with an effective yield
of 0.11%, August 21, 2014 §		288,000	287,871

U.S. Treasury Bills with effective yields ranging
from 0.08% to 0.10%, May 29, 2014 # §		198,000	197,953

U.S. Treasury Bills with effective yields ranging
from 0.10% to 0.11%, April 3, 2014 §		590,000	589,896

Total short-term investments (cost $20,715,521)			$20,715,759

Total investments (cost $105,559,714)			$105,689,295

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates.
As interest rates rise, inverse floaters produce less current income.
The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through December 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $90,422,088.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

Putnam VT American Government Income Fund 7

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $37,638,118 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/13	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr
(Long)	3	$384,938	Mar-14	$(6,428)

U.S. Treasury Note 2 yr
(Long)	33	7,253,813	Mar-14	(15,016)

U.S. Treasury Note 5 yr
(Short)	4	477,250	Mar-14	6,117

U.S. Treasury Note 10 yr
(Long)	119	14,642,578	Mar-14	(273,288)

Total				$(288,615)

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/13 (premiums received $49,364)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
(1.5775)/3 month
USD-LIBOR-BBA/May-19	May-14/1.5775	$8,975,300	$12,117

Total			$12,117

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 12/31/13

Counterparty
Fixed right or obligation % to			Unrealized
receive or (pay)/Floating rate	Expiration	Contract	appreciation/
index/Maturity date	date/strike	amount	(depreciation)

JPMorgan Chase Bank N.A.
2.777/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-14/2.777	$4,487,700	$(36,081)

(1.60)/3 month USD-LIBOR-BBA/
May-19 (Written)	May-14/1.60	8,975,300	37,158

Total			$1,077

TBA SALE COMMITMENTS OUTSTANDING at 12/31/13 (proceeds received $1,008,594)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association,
3 1/2s, January 1, 2044	$1,000,000	1/13/14	$994,219

Total			$994,219

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/13

		Upfront				Unrealized
		premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$4,786,800 E	$(54)	11/21/23	3 month USD-LIBOR-BBA	4.22125%	$(71,521)

	6,797,300 E	(38)	11/21/18	2.1525%	3 month	81,734
					USD-LIBOR-BBA

	186,000	(12)	9/25/23	3 month USD-LIBOR-BBA	2.92%	(439)

	6,797,300 E	(55)	11/20/18	2.14%	3 month	83,280
					USD-LIBOR-BBA

	4,786,800 E	(54)	11/20/23	3 month USD-LIBOR-BBA	4.255%	(64,723)

	8,148,000 E	80,766	3/19/19	3 month USD-LIBOR-BBA	2.00%	55,100

	5,007,000 E	23,237	3/19/16	3 month USD-LIBOR-BBA	0.75%	6,963

	598,000 E	9,517	3/19/44	3 month USD-LIBOR-BBA	3.75%	(14,450)

	19,883,100 E	295,925	3/19/24	3 month USD-LIBOR-BBA	3.25%	164,298

Total		$409,232				$240,242

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
$409,762	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$1,496
			USD-LIBOR)	4.00% 30 year Fannie
Mae pools

305,634	—	1/12/41	4.00% (1 month	Synthetic TRS Index	1,116
			USD-LIBOR)	4.00% 30 year Fannie
Mae pools

8 Putnam VT American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A. cont.
$2,114,911	$—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	$(17,863)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

250,194	—	1/12/41	4.50% (1 month	Synthetic TRS Index	2,113
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
517,164	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(1,086)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

358,526	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,084
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,143,104	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,729)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

930,364	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,778
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

826,930	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,580
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,987,207	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,131)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,611,810	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,902
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

490,468	—	1/12/41	5.00% (1 month	Synthetic MBX Index	937
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

97,054	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(305)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,561,357	—	1/12/41	5.00% (1 month	Synthetic MBX Index	8,717
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

472,932	—	1/12/41	4.50% (1 month	Synthetic TRS Index	3,995
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

261,548	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,091
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,557,569	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,105)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,721,610	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,201
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

808,325	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(2,540)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

22,150	—	1/12/38	6.50% (1 month	Synthetic TRS Index	145
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

147,141	—	1/12/41	5.00% (1 month	Synthetic MBX Index	281
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

160,988	—	1/12/41	5.00% (1 month	Synthetic MBX Index	308
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

Putnam VT American Government Income Fund 9

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,079,437	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(2,577)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

769,871	—	1/12/41	4.00% (1 month	Synthetic TRS Index	2,810
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

97,951	—	1/12/40	5.00% (1 month	Synthetic MBX Index	187
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

419,597	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(881)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,553,314	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,968
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

23,890	—	1/12/40	5.00% (1 month	Synthetic MBX Index	46
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

77,132	—	1/12/40	5.00% (1 month	Synthetic MBX Index	147
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

55,972	—	1/12/40	5.00% (1 month	Synthetic MBX Index	107
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,590,960	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,185)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

850,465	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(4,997)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

393,044	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,267)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

196,578	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,134)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

196,578	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,134)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

394,390	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,275)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,024,493	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(5,910)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

394,390	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,275)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

311,654	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,037
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

787,546	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,543)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

649,380	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(6,976)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

519,461	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,240)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

10 Putnam VT American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Citibank, N.A.
$149,102	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$285
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

182,706	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(667)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

944,093	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(7,974)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

Credit Suisse International
891,836	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(3,256)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,232,179	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(4,498)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

415,366	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(3,508)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

171,814	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(1,451)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

425,108	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(3,591)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

529,613	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(4,473)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

409,709	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	(1,688)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

466,436	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(5,011)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

639,229	—	1/12/41	4.00% (1 month	Synthetic TRS Index	2,334
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Goldman Sachs International
621,973	—	1/12/38	6.50% (1 month	Synthetic TRS Index	4,065
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

479,836	—	1/12/38	6.50% (1 month	Synthetic TRS Index	3,136
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,577,488	—	1/12/39	6.00% (1 month	Synthetic TRS Index	12,609
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

602,717	—	1/12/38	6.50% (1 month	Synthetic TRS Index	3,940
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

889,742	—	1/12/42	4.00% (1 month	Synthetic TRS Index	2,691
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

889,742	—	1/12/42	4.00% (1 month	Synthetic TRS Index	2,691
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

797,349	—	1/12/41	4.00% (1 month	Synthetic TRS Index	2,911
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Putnam VT American Government Income Fund 11

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International cont.
$1,286,837	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$10,869
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

890,330	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,125)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

334,472	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(798)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,397,542	—	1/12/41	4.50% (1 month	Synthetic TRS Index	11,804
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

315,288	—	1/12/41	4.50% (1 month	Synthetic TRS Index	2,663
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

622,535	—	1/12/40	4.00% (1 month	Synthetic TRS Index	2,565
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,540	—	1/12/39	6.00% (1 month	Synthetic TRS Index	20
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

653,697	—	1/12/39	6.00% (1 month	Synthetic TRS Index	5,225
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

73,275	—	1/12/41	4.00% (1 month	Synthetic TRS Index	267
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,046,581	—	1/12/41	4.00% (1 month	Synthetic TRS Index	3,821
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,219,570	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,911)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

45,190	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(108)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

120,543	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(288)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

135,904	—	1/12/38	6.50% (1 month	Synthetic TRS Index	888
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

681,633	—	1/12/38	6.50% (1 month	Synthetic TRS Index	4,455
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

594,556	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,798
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

658,493	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,992
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,107,394	—	1/12/39	6.00% (1 month	Synthetic TRS Index	8,851
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

702,711	—	1/12/42	4.00% (1 month	Synthetic TRS Index	2,125
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

12 Putnam VT American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
$878,113	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$7,417
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

572,703	—	1/12/41	4.00% (1 month	Synthetic TRS Index	2,091
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Total	$—				$25,059

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$27,749,602	$—

Purchased swap options outstanding	—	15,752	—

U.S. government and agency mortgage obligations	—	28,121,140	—

U.S. Treasury obligations	—	29,087,042	—

Short-term investments	14,796,396	5,919,363	—

Totals by level	$14,796,396	$90,892,899	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(288,615)	$—	$—

Written swap options outstanding	—	(12,117)	—

Forward premium swap option contracts	—	1,077	—

TBA sale commitments	—	(994,219)	—

Interest rate swap contracts	—	(168,990)	—

Total return swap contracts	—	25,059	—

Totals by level	$(288,615)	$(1,149,190)	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 13

Statement of assets and liabilities
12/31/13

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $90,763,318)	$90,892,899

Affiliated issuers (identified cost $14,796,396) (Notes 1 and 5)	14,796,396

Interest and other receivables	614,052

Receivable for investments sold	13

Receivable for sales of delayed delivery securities (Note 1)	1,009,760

Receivable for variation margin (Note 1)	70,791

Unrealized appreciation on forward premium swap option contracts (Note 1)	37,158

Unrealized appreciation on OTC swap contracts (Note 1)	147,559

Total assets	107,568,628

Liabilities

Payable to custodian	6,099

Payable for purchases of delayed delivery securities (Note 1)	15,709,115

Payable for shares of the fund repurchased	39,148

Payable for compensation of Manager (Note 2)	30,569

Payable for custodian fees (Note 2)	16,266

Payable for investor servicing fees (Note 2)	7,601

Payable for Trustee compensation and expenses (Note 2)	69,977

Payable for administrative services (Note 2)	593

Payable for distribution fees (Note 2)	7,111

Payable for variation margin (Note 1)	40,501

Unrealized depreciation on OTC swap contracts (Note 1)	122,500

Unrealized depreciation on forward premium swap option contracts (Note 1)	36,081

Written options outstanding, at value (premiums $49,364) (Notes 1 and 3)	12,117

TBA sale commitments, at value (proceeds receivable $1,008,594) (Note 1)	994,219

Other accrued expenses	54,643

Total liabilities	17,146,540

Net assets	$90,422,088

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$101,728,554

Undistributed net investment income (Note 1)	3,448,583

Accumulated net realized loss on investments (Note 1)	(14,914,015)

Net unrealized appreciation of investments	158,966

Total — Representing net assets applicable to capital shares outstanding	$90,422,088

Computation of net asset value Class IA

Net assets	$57,347,259

Number of shares outstanding	5,731,081

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.01

Computation of net asset value Class IB

Net assets	$33,074,829

Number of shares outstanding	3,316,456

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.97

The accompanying notes are an integral part of these financial statements.

14 Putnam VT American Government Income Fund

Statement of operations
Year ended 12/31/13

Investment income

Interest (including interest income of $11,996 from investments in affiliated issuers) (Note 5)	$2,969,036

Total investment income	2,969,036

Expenses

Compensation of Manager (Note 2)	406,706

Investor servicing fees (Note 2)	101,873

Custodian fees (Note 2)	43,774

Trustee compensation and expenses (Note 2)	8,041

Distribution fees (Note 2)	93,020

Administrative services (Note 2)	2,687

Auditing and tax fees	37,995

Other	35,226

Total expenses	729,322

Expense reduction (Note 2)	(20)

Net expenses	729,302

Net investment income	2,239,734

Net realized loss on investments (Notes 1 and 3)	(2,069,830)

Net increase from payments by affiliates (Note 2)	1,389

Net realized gain on swap contracts (Note 1)	1,396,409

Net realized loss on futures contracts (Note 1)	(421,864)

Net realized gain on written options (Notes 1 and 3)	616,776

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	(2,247,464)

Net loss on investments	(2,724,584)

Net decrease in net assets resulting from operations	$(484,850)

Statement of changes in net assets

	Year ended	Year ended
	12/31/13	12/31/12

Decrease in net assets

Operations:

Net investment income	$2,239,734	$2,611,622

Net realized loss on investments	(477,120)	(14,850,514)

Net unrealized appreciation (depreciation) of investments	(2,247,464)	14,815,596

Net increase (decrease) in net assets resulting from operations	(484,850)	2,576,704

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,099,708)	(2,213,534)

Class IB	(518,928)	(1,160,598)

Net realized short-term gain on investments

Class IA	—	(10,140,287)

Class IB	—	(5,913,521)

From net realized long-term gain on investments

Class IA	—	(731,075)

Class IB	—	(426,342)

Decrease from capital share transactions (Note 4)	(22,597,748)	(4,698,434)

Total decrease in net assets	(24,701,234)	(22,707,087)

Net assets:

Beginning of year	115,123,322	137,830,409

End of year (including undistributed net investment income of $3,448,583 and $1,353,255, respectively)	$90,422,088	$115,123,322

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 15

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]

Class IA

12/31/13	$10.19	.23	(.25)	(.02)	(.16)	—	(.16)	—	$10.01	(.19)	$57,347.63		2.29	390

12/31/12	11.91	.23	(.01)	.22	(.33)	(1.61)	(1.94)	—	10.19	2.16	73,670.64		2.18	456

12/31/11	12.68	.36	.45	.81	(.51)	(1.07)	(1.58)	—[f,g]	11.91	7.09	85,901.61		2.97	361

12/31/10	13.07	.64	.02	.66	(1.05)	—	(1.05)	—	12.68	5.35	92,478	.60[h]	4.97	204

12/31/09	11.27	.60	1.73	2.33	(.53)	—	(.53)	—	13.07	21.35	98,591	.64[i,j]	4.99[i]	242

Class IB

12/31/13	$10.15	.20	(.25)	(.05)	(.13)	—	(.13)	—	$9.97	(.48)	$33,075.88		2.04	390

12/31/12	11.87	.20	(.02)	.18	(.29)	(1.61)	(1.90)	—	10.15	1.85	41,454.89		1.94	456

12/31/11	12.64	.32	.45	.77	(.47)	(1.07)	(1.54)	—[f,g]	11.87	6.79	51,930.86		2.72	361

12/31/10	13.02	.61	.03	.64	(1.02)	—	(1.02)	—	12.64	5.16	53,473	.85[h]	4.75	204

12/31/09	11.23	.57	1.72	2.29	(.50)	—	(.50)	—	13.02	21.00	59,784	.89[i,j]	4.74[i]	242

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes TBA purchase and sale transactions.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.02% of average net assets for the period ended December 31, 2010.

i Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of 0.20% of average net assets.

j Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.04% of average net assets for the period ended December 31, 2009.

The accompanying notes are an integral part of these financial statements.

16 Putnam VT American Government Income Fund

Notes to financial statements 12/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through December 31, 2013.

Putnam VT American Government Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income with preservation of capital as its secondary objective. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury Bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Putnam VT American Government Income Fund 17

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearing-house guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $22,561 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $63,970 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments

18 Putnam VT American Government Income Fund

are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2013, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$14,487,024	$635,101	$15,122,125

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from unrealized gains and losses on certain futures contracts, from income on swap contracts and from Receivable Purchase Agreements. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,474,230 to increase undistributed net investment income and $1,474,230 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,699,135
Unrealized depreciation	(2,595,542)

Net unrealized appreciation	103,593
Undistributed ordinary income	3,475,084
Capital loss carryforward	(15,122,125)

Cost for federal income tax purposes	$105,585,702

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 41.3% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the

Putnam VT American Government Income Fund 19

interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Effective July 1, 2013, Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL. Prior to July 1, 2013, the annual rate that Putnam Management paid for these services was 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $1,389 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$64,649
Class IB	37,224

Total	$101,873

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $20 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $65, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$93,020

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments and TBA transactions aggregated $313,035,738 and $309,329,205, respectively.

Written option transactions during the reporting period are summarized as follows:

	Written swap option
	contract amounts	Written swap option premiums	Written option contract amount	Written option premiums

Written options outstanding at the
beginning of the reporting period	$6,932,000	$133,441	$—	$—

Options opened	351,955,000	839,302	28,000,007	85,378

Options exercised	(27,013,300)	(122,310)	—	—

Options expired	—	—	(14,000,007)	(31,940)

Options closed	(313,923,100)	(801,069)	(14,000,000)	(53,438)

Written options outstanding at the
end of the reporting period	$17,950,600	$49,364	$—	$—

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/13		Year ended 12/31/12		Year ended 12/31/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	131,985	$1,326,916	462,262	$4,858,784	303,252	$3,035,602	572,856	$5,953,558

Shares issued in connection with
reinvestment of distributions	108,882	1,099,708	1,313,745	13,084,896	51,430	518,928	754,574	7,500,461

	240,867	2,426,624	1,776,007	17,943,680	354,682	3,554,530	1,327,430	13,454,019

Shares repurchased	(1,738,264)	(17,419,181)	(1,758,658)	(18,791,202)	(1,120,521)	(11,159,721)	(1,620,120)	(17,304,931)

Net increase (decrease)	(1,497,397)	$(14,992,557)	17,349	$(847,522)	(765,839)	$(7,605,191)	(292,690)	$(3,850,912)

20 Putnam VT American Government Income Fund

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund*	$14,138,443	$24,824,800	$24,166,847	$11,996	$14,796,396

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	—*

Purchased swap option contracts (contract amount)	$44,300,000

Written futures contract option contracts (contract amount) (Note 3)	—*

Written TBA commitment option contracts (contract amount) (Note 3)	—*

Written swap option contracts (contract amount) (Note 3)	$29,800,000

Futures contracts (number of contracts)	200

OTC interest rate swap contracts (notional)	$131,500,000

Centrally cleared interest rate swap contracts (notional)	$39,500,000

OTC total return swap contracts (notional)	$94,500,000

* For the reporting period, the transactions were minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets — Unrealized
	Unrealized appreciation	$371,693*	depreciation	$799,527*

Total		$371,693		$799,527

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(348,809)	$(421,864)	$1,396,409	$625,736

Total	$(348,809)	$(421,864)	$1,396,409	$625,736

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$280,399	$(287,193)	$150,625	$143,831

Total	$280,399	$(287,193)	$150,625	$143,831

Putnam VT American Government Income Fund 21

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

								Merrill Lynch, Pierce, Fenner & Smith,
	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Inc.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$70,791	$—	$—	$—	$—	$—	$70,791

OTC Total return swap contracts*#	4,725	41,321	—	285	2,334	89,386	9,508	—	147,559

Futures contracts§	—	—	—	—	—	—	—	—	—

Forward premium swap option contracts #	—	—	—	—	—	—	37,158	—	37,158

Purchased swap options** #	—	—	—	—	15,752	—	—	—	15,752

Repurchase agreements**	—	—	—	—	—	—	—	4,436,000	4,436,000

Total Assets	$4,725	$41,321	$70,791	$285	$18,086	$89,386	$46,666	$4,436,000	$4,707,260

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	19,017	—	—	—	—	—	19,017

OTC Total return swap contracts*#	17,863	62,290	—	8,641	27,476	6,230	—	—	122,500

Futures contracts§	—	—	—	—	—	—	—	21,484	21,484

Forward premium swap option contracts #	—	—	—	—	—	—	36,081	—	36,081

Written swap options #	—	—	—	—	12,117	—	—	—	12,117

Total Liabilities	$17,863	$62,290	$19,017	$8,641	$39,593	$6,230	$36,081	$21,484	$211,199

Total Financial and Derivative Net Assets	$(13,138)	$(20,969)	$51,774	$(8,356)	$(21,507)	$83,156	$10,585	$4,414,516	$4,496,061

Total collateral received (pledged) ##†	$—	$—	$—	$—	$—	$22,561	$—	$4,414,516	$4,437,077

Net amount	$(13,138)	$(20,969)	$51,774	$(8,356)	$(21,507)	$60,595	$10,585	$—	$58,984

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (See Note 1 to the financial statements)

##Any over-collateralization of total financial and derivative net assets is not shown.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

22 Putnam VT American Government Income Fund	Putnam VT American Government Income Fund 23

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met

24 Putnam VT American Government Income Fund

on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL from 40 basis points to 25 basis points with respect to the portion of the portfolios of certain funds, including your fund, that may be allocated to PIL from time to time. These revisions had no effect on the management fees paid by your fund to Putnam Management. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fifth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

Putnam VT American Government Income Fund 25

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — General U.S. Government Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

3rd	3rd	1st

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 51, 45 and 43 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

26 Putnam VT American Government Income Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses.	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	Southern California Edison, a regulated electric utility, and its parent company, Edison International	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

Putnam VT American Government Income Fund 27

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer, Putnam	Services, Putnam Investments and
Investments, Putnam Management, and	Putnam Management
Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

28 Putnam VT American Government Income Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Auditor	Robert L. Reynolds
	PricewaterhouseCoopers LLP	W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT American Government Income Fund 29

This report has been prepared for the shareholders	H500
of Putnam VT American Government Income Fund.	285146 2/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2013	$39,308	$ —	$3,140	$ —
December 31, 2012	$60,234	$ —	$3,140	$281

For the fiscal years ended December 31, 2013 and December 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $153,140and $ 255,533 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31,2013	$ —	$150,000	$ —	$ —

December 31, 2012	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2014